UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2026

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3000 Schwab Way, Westlake, TX 76262

(Address of principal executive offices, including zip code)

(817) 859-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 4.450% Non-Cumulative Preferred Stock, Series J	SCHW PrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The 2026 Annual Meeting of Stockholders of The Charles Schwab Corporation (“CSC”) was held on May 21, 2026.

(b) All nominees for director were elected, and each nominee received more “for” votes than “against” votes cast for the nominee’s election. The proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as CSC’s independent auditors for the 2026 fiscal year was approved. The advisory vote on named executive officer (“NEO”) compensation was approved. The proposal to amend CSC’s Fifth Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and to make conforming amendments to CSC’s Amended and Restated Bylaws (the “Bylaws”) to declassify the Board, which required the affirmative vote of 80% of all outstanding shares of CSC’s common stock, was not approved. The final voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
1. Election of Directors
a. Marianne C. Brown	1,408,658,965	29,435,843	682,725	84,683,838
b. Frank C. Herringer	1,212,511,461	225,534,010	732,061	84,683,838
c. Richard A. Wurster	1,423,016,970	15,088,969	671,594	84,683,838
d. Carolyn Schwab-Pomerantz	1,395,829,880	42,294,838	652,815	84,683,838
2. Ratification of the Selection of Deloitte as Independent Auditors	1,428,761,603	94,064,846	634,921	0
3. Advisory Vote to Approve NEO Compensation	1,334,329,063	102,974,299	1,474,171	84,683,838
4. Approval of Amendments to Certificate of Incorporation and Bylaws to Declassify the Board of Directors	1,322,891,548	114,865,672	1,020,313	84,683,838

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: May 22, 2026	By:	/s/ Peter J. Morgan III
Peter J. Morgan III
Managing Director, General Counsel and Corporate Secretary